Exhibit 99.1
Investor Contact:
Kirk Feiler, Investor Relations
Commercial Vehicle Group, Inc.
(614) 289-0195
For Immediate Release
COMMERCIAL VEHICLE GROUP ADOPTS A LIMITED DURATION STOCKHOLDER RIGHTS PLAN
NEW ALBANY, OHIO, June 25, 2020 – Commercial Vehicle Group, Inc. (the “Company” or “CVG”) (NASDAQ: CVGI) today announced that its Board of Directors (the “Board”) has unanimously adopted a limited duration stockholder rights plan (the “Rights Plan”) and declared a dividend of one right (“Right”) for each outstanding share of Company common stock as of the record date. The record date for such dividend is July 5, 2020. The Rights Plan expires, without any further action being required to be taken by the Board, on June 24, 2021.
In adopting the Rights Plan, the Board has taken note of the substantial increase in market volatility and uncertainty as a result of the COVID-19 pandemic, as well as its impact on the Company’s stock price. In light of the impact of the COVID-19 pandemic on CVG’s end markets, CVG’s operations and financial affairs, the Board believes that adopting the Rights Plan will help promote the fair and equal treatment of all CVG stockholders and will contribute to the preservation of the Company’s long-term value for its stockholders.
The Rights Plan is similar to plans adopted by other public companies, and is intended to allow stockholders to realize the long-term value of their investment in CVG by guarding against opportunistic efforts to capitalize on recent macroeconomic conditions, including open market accumulations or other tactics, aimed at gaining control of the Company without paying an appropriate control premium or providing the Board sufficient time to make informed judgments. The Rights Plan will not prevent a takeover of the Company on terms that the Board determines are favorable and fair to all shareholders. The Rights Plan applies equally to all current and future stockholders.
Under the Rights Plan, the Rights will become exercisable only if a person or persons acquires beneficial ownership of 10% or more of the Company’s outstanding common stock (including in the form of synthetic ownership through derivative positions), or 15% in the case of certain passive investors. In the event that the Rights become exercisable, each holder of Rights (other than the person or group triggering the Rights Plan) will be entitled to purchase, at the Right’s exercise price, a number of shares of common stock having a market value of twice the Right’s exercise price. The Board may, rather than permitting the exercise of the Rights, exchange each Right (other than Rights held by the triggering person) for one share of the Company’s common stock, subject to adjustment as provided in the Rights Plan. The Board will, prior to the Rights becoming exercisable, in general be entitled to amend the Rights Plan or to redeem the rights for $0.01 per Right.
Additional information regarding the Rights Plan will be contained in a current report on Form 8-K to be filed by CVG with the U.S. Securities and Exchange Commission.
About Commercial Vehicle Group, Inc.
Commercial Vehicle Group, Inc. (through its subsidiaries) is a leading supplier of electrical wire harnesses, seating systems, and a full range of other cab related products for the global commercial vehicle markets, including the medium- and heavy-duty truck, medium- and heavy-construction vehicle, military, bus, agriculture, specialty transportation, mining, industrial equipment and off-road recreational markets. Information about the Company and its products is available on the internet at www.cvgrp.com.
Forward-Looking Statements
This press release contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including the short-term and potential longer-term impact of the COVID-19 pandemic on Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (ii) future financial restatements affecting the Company; (iii) general economic or business conditions affecting the markets in which the Company serves; (iv) the Company's ability to develop or successfully introduce new products; (v) risks associated with conducting business in foreign countries and currencies; (vi) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (vii) the Company’s failure to complete or successfully integrate strategic acquisitions and the impact of such acquisitions on business relationships; (viii) the Company’s ability to recognize synergies from the reorganization of the segments; (ix) the Company’s failure to successfully manage any divestitures; (x) the impact of changes in governmental regulations on the Company's customers or on its business; (xi) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (xii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xiii) the Company’s ability to comply with the financial covenants in its debt facilities; (xiv) fluctuation in interest rates or change in the reference interest rate relating to the Company’s debt facilities; (xv) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xvi) volatility and cyclicality in the commercial vehicle market adversely affecting the Company, including the impact of the current COVID-19 pandemic; (xvii) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xviii) changes to domestic manufacturing initiatives; (xix) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business (xx) security breaches and other disruptions that could compromise our information systems; (xxi) the impact of disruptions in our supply chain or delivery chains; (xxii) litigation against the Company; (xxiii) the impact of health epidemics or widespread outbreak of contagious disease; and (xxiv) various other risks as outlined under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for fiscal year ending December 31, 2019. There can be no assurance that statements made in this press release relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.